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                          streetTRACKS(SM) SERIES TRUST

                         SUPPLEMENT DATED APRIL 23, 2001
                     TO PROSPECTUS DATED SEPTEMBER 25, 2000

                          SUB-ADVISORY ARRANGEMENTS FOR
                       streetTRACKS(SM) WILSHIRE REIT FUND

State Street serves as the Adviser to the streetTRACKS(SM) Wilshire REIT Fund (the "Fund") and, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Fund. Pursuant to the Advisory Agreement between the Fund and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman") as sub-adviser, to be responsible for the day to day management of the Fund's investments, subject to supervision of the Adviser and the Board of Trustees while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 30, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of March 31, 2001, the Tuckerman managed approximately $685 million in assets. Tuckerman's principal business address is 2 Manhattanville Road, Purchase, New York 10577.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0% of average daily net assets up to the first $50 million in net assets and 0.05% thereafter with respect to the streetTRACKS(SM) Wilshire REIT Index Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.